UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 29, 2017

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street
Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.             Other Events.

On June 29, 2017, The Walt Disney Company (the “Company”) entered into a Terms Agreement with Morgan Stanley & Co. LLC, as underwriter, with respect to the offer and sale of $250,000,000 aggregate principal amount of its 2.950% Notes Due 2027 (the “New Notes”).  The New Notes constitute an additional issuance of the $750,000,000 aggregate principal amount of 2.950% Notes Due 2027 that the Company issued on June 6, 2017 (the “Existing Notes”), all of which are still outstanding.  The New Notes will have the same terms (except for original issue date and issue price) and CUSIP number as the Existing Notes, will be fungible with the Existing Notes for United States federal income tax purposes and will constitute Additional Notes (as defined in the Company’s prospectus supplement dated July 20, 2016).  The New Notes were offered to the public at 99.163% of par, plus accrued interest from and including June 6, 2017 to but excluding the settlement date, and proceeds to the Company with respect to the New Notes net of underwriting discounts and commissions of 0.270%, before expenses, was 98.893% of par, plus accrued interest from and including June 6, 2017 to but excluding the settlement date. The New Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement on Form S-3 (File No. 333-212597) of the Company.  The New Notes are being issued pursuant to a Senior Debt Securities Indenture, dated as of September 24, 2001, between the Company and Wells Fargo Bank, National Association, as trustee.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Terms Agreement, dated June 29, 2017, among The Walt Disney Company and Morgan Stanley & Co. LLC, as underwriter.

4.1	Form of 2.950% Notes Due 2027.

5.1	Opinion of White & Case LLP relating to the New Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1 above).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

	By:	/s/ Roger J. Patterson
Roger J. Patterson
Associate General Counsel and Assistant Secretary
Registered In-House Counsel

Dated: July 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated June 29, 2017, among The Walt Disney Company and Morgan Stanley & Co. LLC, as underwriter.

4.1	Form of 2.950% Notes Due 2027.

5.1	Opinion of White & Case LLP relating to the New Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1 above).